UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2018

VOYA FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35897	No. 52-1222820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Park Avenue New York, New York		10169
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 309-8200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01	Regulation FD Disclosure.

On October 4, 2018, Voya Financial, Inc. (the “Company”) issued a press release announcing the Redemption (as defined below). The press release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in that filing.

Item 8.01.	Other Events.

On October 4, 2018, the Company delivered to the holders of its 5.500% Senior Notes due 2022 (the “2022 Notes”) a notice of redemption (the “Notice”), notifying those noteholders that, pursuant to Section 3.04 of the base indenture (the “Base Indenture”), dated as of July 13, 2012, among ING U.S., Inc. (subsequently renamed Voya Financial, Inc.) (the “Company”), Lion Connecticut Holdings Inc. (subsequently renamed Voya Holdings Inc.) (the “Guarantor”) and U.S. Bank National Association, as trustee (the “Trustee”) and Section 2.07 of the first supplemental indenture to the Base Indenture (the “First Supplemental Indenture”, and, together with the Base Indenture, the “Indenture”), dated as of July 13, 2012, among the Company, the Guarantor and the Trustee, the Company has elected to redeem $125,000,000 in aggregate principal amount of the outstanding 2022 Notes, in accordance with the terms of the Indenture and the 2022 Notes (the “Redemption”).

Pursuant to the Notice, the 2022 Notes are called for redemption on November 5, 2018 (the “Redemption Date”). The redemption price for the 2022 Notes is equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date, or (ii) the Make-Whole Redemption Amount (as defined in the Indenture) (the “Redemption Amount”). On the Redemption Date, the Redemption Amount will become due and payable on the 2022 Notes called for redemption and, unless the Company defaults in making payment of the Redemption Amount, interest on the 2022 Notes called for redemption shall cease to accrue on and after the Redemption Date.

The Company intends to fund the Redemption Amount from the net proceeds it received from its recent registered public offering of $325,000,000 aggregate principal amount of shares of its 6.125% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A together with cash on hand. Following payment of the Redemption Amount, it is expected that $96,791,000 aggregate principal amount of the 2022 Notes will remain outstanding.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of the Company, dated October 4, 2018, announcing the partial redemption of 5.500% Senior Notes due 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOYA FINANCIAL, INC.

Date: October 4, 2018	By:	/s/ Jean Weng
	Name:	Jean Weng
	Title:	Senior Vice President and Corporate Secretary